

January 2023

SIDUS SPACE

A Space-as-a-Service company:

- Mission Critical Hardware Manufacturing
- Multi-Disciplinary Engineering Services
- Satellite Design, Production, Launch Planning, Mission Operations
- In-Orbit Support
- Space-based Data

Disclosure

This document contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential," or "hopes" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. See offering documents for further risks and disclosures. Past performance is not indicative of future results. There is now guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a total risk of loss.



Space-as-a-Service

Disrupting the Market

Sidus Space is a vertically integrated Space-as-a-Service company providing low-cost, rapidly scalable, customized solutions and services across the space domain:

- Mission Critical Hardware Manufacturing
- Multi-Disciplinary Engineering Services
- Satellite Design, Production, Launch Planning, Mission Operations, and In-Orbit Support
- On-Orbit Testing of Space Ecosystem Technologies and Hardware
- Data and Analytics Derived from Satellite Missions



Our Mission is ***Bringing Space Down to Earth™***

Our mission is to enable our existing and future customers to prove out new technologies for the space ecosystem rapidly at low cost while providing access to space-based data on-demand for any problem set or business need.

Our Team





Carol Craig

Astropreneuer & Founder

As sole Founder and CEO, built and funded engineering firm Craig Technologies, an industry recognized Government Contracting firm specializing in engineering and tech solutions – spinning off Sidus Space in 2012.

- Sole Founder and CEO of Sidus Space, Inc.
- 30 years of government program experience
- One of the first women eligible to fly combat for the U.S. Navy
- Has the Business and Technical experience and knowledge to execute our vision

FOR ILLUSTRATIVE PURPOSES ONLY. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENTS MAY BE SPECULATIVE, ILLIQUID AND THERE IS A RISK OF PRINCIPAL LOSS. THERE IS NO GUARANTEE THAT ANY SPECIFIC OUTCOME WILL BE ACHIEVED.

Innovation on the shoulders of Space Heritage



Jamie Adams

Chief Technology Officer

- 37+ years of experience in program/project management of: Agile software development, infrastructure architecture, systems engineering, modeling, simulation, large-scale integration, autonomy, and verification and validation of hardware and software
- NASA Associate Division Chief of Software/Robotics & Simulation
- Deputy Manager – Orion Multi-purpose Crew Exploration Vehicle (MPCV) Avionics and Software
- International Space Station (ISS) - Avionics and Software, HW/SW Integration Manager



Teresa Burchfield

Chief Financial Officer

- 30+ years of finance and accounting experience in multiple industries, with 12+ years of experience as a Chief Financial Officer.
- 19+ years at Tupperware, a $1.8 billion publicly traded company, serving in a number of financial management roles such as the VP and Chief Financial Officer for the US & Canada business unit, VP and Group Chief Financial Officer for Europe, Middle East and Africa and the VP of Investor Relations.
- 15+ years of experience working in manufacturing environments, providing a strong background in costing and operational efficiencies



John Curry

Chief Mission Operations Officer

- 35+ years of technical leadership and program management experience in human spaceflight and spacecraft design, development, test, and operations.
- NASA Flight Director and Program Manager
- Dream Chaser Program Director for crew and cargo designs; received an SNC Executive of the Year award for role in the NASA CRS-2 selection
- Senior Director and Test and Flight Operations Deputy at Blue Origin
- Bachelor of Science in Aerospace Engineering from Texas A&M University

Market Opportunity



The Space Industry is *Taking Off*

- Investment in the space industry **ACCELERATED** since 2020 despite the global pandemic and war in Ukraine.
- The SmallSat industry (spacecraft with a mass of less than 500 kg) is gearing up for **SIGNIFICANT EXPANSION IN CAPABILITIES AND DEMAND** over the next decade.

1,738

SmallSats launched in 2021 (new all-time record) and 1.5 times more than 2020[1]

$55.6 Billion

SmallSat Manufacturing market is expected to grow 258% in the next decade[2]

18,460

SmallSats expected to be launched in the next decade, up from 4,665[3]

$1 Trillion+

Estimated Total Space Economy in 2040, up from $370 Billion in 2020[4]

1, 2, 3, 4 – *PROSPECTS FOR THE SMALL SATELLITE MARKET, EUROCONSULT 8TH EDITION., JULY 2022*

Space is not a vertical, but a pervasive domain that cuts across sectors (Agriculture, Health & Sciences, Government/Military, Finance)

Satellite and Space Application Market


Revenue ($B) by Year
$180B
$160B
$140B
$120B
$100B
$80B
$60B
$40B
$20B
$B
Revenue ($B)
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Satellite & Space Infrastructure
Satellite & Space Applications Markets
Satellite & Space Communications
Source: NSR


Revenue ($B) by Year
$70B
$60B
$50B
$40B
$30B
$20B
$10B
$B
Revenue ($B)
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Crew & Cargo
EO Ground Segment
Navigation
Earth Observation
In-orbit Servicing (IoS) & Space-Situational Awareness (SSA)
Optical Communications
Source: NSR

Revenues ($B)	2022	2023	2024	2025	2026
Big Data Analytics	$.175.37B	$.201.41B	$.217.85B	$.246.23B	$.272.93B
EO Big Data Analytics	$.416.4B	$.539.B	$.661.8B	$.792.4B	$.956.8B
EO Data	$1.281.7B	$1.364.4B	$1.452.B	$1.538.8B	$1.630.1B
M2M and IoT	$.946.563B	$1.072.571B	$1.231.296B	$1.350.268B	$1.495.855B
Satellite Big Data	$1.120.31B	$1.376.32B	$1.648.17B	$1.909.35B	$2.175.96B
Satellite & Space Applications	**$3.940.343B**	**$4.553.701B**	**$5.211.116B**	**$5.837.048B**	**$6.531.645B**

- **2020-2030 Cumulative Revenue of $149.52B**
  - EO Information Products: **$26.52B**
  - Satellite Big Data: **$22.17B**
  - EO Data: **$17.49B**

NSR 's Global Space Economy, 2nd Edition JAN 2022

Target Markets



Academia



Channel Partners



Individual Consumers


esa

Individual Government Agencies



Space Ecosystem Supplier Base



Tech Start-Ups



Unrepresented International Customers



U.S. Government Agencies



Endless Growth Opportunities

Satellite Uses by Industry

Agriculture

- Farm Asset Management & Tracking
- Crop Monitoring
- Soil Monitoring
- Livestock Tracking & Monitoring
- Weather & Drought Monitoring



Government & Military

- Border Protection
- Transportation Monitoring
- Flood Management
- Disaster Management
- Smart Cities



Health Sciences & Medical

- Health Research
- Health & Disease Detection
- Carbon Monoxide Concentrations Measurement



Maritime

- AIS Data
- Supply Chain Logistics
- Illegal Fishing
- Environmental Impact Monitoring



The Sidus Advantage



Heritage + Innovation

Sidus Space has:

- 10 years of commercial, military and government manufacturing experience
- Space Qualification experience, existing customers and pipeline, and International Space Station heritage
- 35,000 sq. ft. of Space Coast, Florida operations and manufacturing in place and operating
- AS9100 Aerospace Certification, International Traffic in Arms Regulations (ITAR), (ITU/FCC)
- 10+ patents issued and pending including proprietary 3D printed satellite architecture
- Proprietary data analytics solutions through strategic partnerships



Depth of Experience



Orion

Manufactured, assembled and tested ogive lifting fixture, crew module birdcage, heat-shield shipping frame stanchions, and service module lift station. Manufactured reefing line cutters for the parachute deployment system.



International Space Station (ISS)

Operated the Space Station Integrated Kinetic Launcher for Orbital Payload Systems (SSIKLOPS). Tested replacement ISS lighting in our vacuum chamber for Bionetics. Assembled and tested flight cables.



Pad/Mobile Launcher

Fabricated wire harnesses for pad and thousands of wire harnesses which included procurement, assembly, molding, and testing for the Mobile Launcher. Manufactured, assembled and tested electronic and fluid/pneumatic control cabinets.



Space Launch System (SLS)

Manufacturing and assembling flight and ground Environmental Control System (ECS) and hazardous gas quick disconnects.



Centaur

Manufactured, and assembled Centaur umbilical plate



Dreamchaser

Created preliminary design for battery installation cart, and vehicle lifting fixtures.



Think Outside The Cube

LizzieSat™

- Launch Vehicle Agnostic into Low Earth Orbit (LEO)
- Multiple Sensor Integration and Data Aggregation On-Orbit
- Lightweight, Advanced, 3D Printed Materials
- Aluminum Honeycomb + Continuous Carbon Fiber for Ultra-High Strength
- Rapid Modular Integration of Technologies
- Space Proven Subsystems
- 100kg weight (up to 35kg Dedicated to Technology and Data Collection)
- Satellite Constellation Owned and Managed by Sidus Space

The Sidus Vertically-Integrated Multi-Mission Satellite

Design and Build

3D Sidus Space Satellite manufacturing performed in-house

Tech Integration

Integration of technology and engineering requirements

Regulatory Licensing

International Telecommunications Union (ITU), Federal Communications Commission (FCC), National Oceanic and Atmospheric Administration (NOAA) approved spectrum and licensing

Launch Booking

Manifesting on one of several trusted launch partners

Mission Operations

Application services during the mission

Data Transfer

Data transferred from orbit on a trusted worldwide network



FOR ILLUSTRATIVE PURPOSES ONLY. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENTS MAY BE SPECULATIVE, ILLIQUID AND THERE IS A RISK OF PRINCIPAL LOSS. THERE IS NO GUARANTEE THAT ANY SPECIFIC OUTCOME WILL BE ACHIEVED.

Prospective Launch Schedule*

	Phase 1	Phase 2	Phase 3
Satellites	**15 Satellites Launched with Up to 525kg Revenue Generating Tech**	**30 Satellites Launched Up to 1,050kg Revenue Generating Tech**	**75 Satellites Launched Up to 2,625kg Revenue Generating Tech**
Services	**Constellation Management Services** (Phase 1 – Phase 3)		
	Space-Based Data (Phase 1 – Phase 3)		
Production	Factory scale up for rapid production – 5-10 satellites/month Additional 3D printers, International Partnerships, Ground Station and Mission Operations Control Expansion (Phase 1 – Phase 3)		

* Timeline is dependent on small satellite launch vehicle industry, weather and unforeseen launch conditions.

Diverse Revenue Streams

Data	On-Orbit Testing	Manufacturing	Engineering	Custom Solutions
Price per megabyte or subscription basis for the life of the satellite. Scalable based on the number of satellites, ground stations and sensors.	Payload integration and one time data collection is included in the price with recurring data priced separately.	Over ten years of experience manufacturing, assembling and testing space hardware with space flight heritage.	Lifecycle engineering services for space systems including design, development, assembly, integration, and test. System and Subsystem subject matter expertise.	Senior team of space program leaders including NASA and DoD Flight Directors and Flight/Ground Controllers providing Mission Operations, Satellite Deployment, and Licensing support/services

Financials



Q3 2022 Highlights

Financial

- Revenue Increased 164% in quarter ended September 30, 2022 compared to quarter ended September 30, 2021.
- Revenue increased 461% on a year-to-date basis for the period ended September 30, 2022 compared to 2021.
- Gross profit increased 821% on a year-to-date basis for the period ended September 30, 2022 compared to 2021.
- $30 Million Equity Line facility secured for future growth

Contractual

- Awarded a contract with Exo-Space for integration and launch of its artificial intelligence software technology and executed an MOU with Mission Space for space weather intelligence and data collection, expected to create a new revenue stream.
- Established multiple paths to orbit with launch agreements in place.
- Received a combined total of over $1.9 million in new purchase orders for space and defense hardware and services supporting multiple customers.
- Executed agreement with Dawn Aerospace to implement its propulsion into LizzieSat, a key step in extending the revenue-generating opportunity while in orbit.



6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Total Revenue
2021
Q1 2022(LTM)
Q2 2022 (LTM)

Platform Based Scalable Model

Fixed CapEx/Overhead Costs with small incremental growth

- Manufacturing
- Engineering
- Mission Operations

Decreasing Fixed Satellite Costs

- Materials/Subsystems
- Assembly, Integration & Test
- Launch

Recurring Long Term Revenue

- Space/Satellite/Data as a Service
- Multiple distribution channels
- Reduced capacity limitations
- Strategic partnerships with customers/partners
- Platform model with Competimates / Revenue sharing

INTERNAL/EXTERNAL


SCALING
Revenues
Costs
Investments

FOR ILLUSTRATIVE PURPOSES ONLY. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENTS MAY BE SPECULATIVE, ILLIQUID AND THERE IS A RISK OF PRINCIPAL LOSS. THERE IS NO GUARANTEE THAT ANY SPECIFIC OUTCOME WILL BE ACHIEVED.

Investment Economics

Satellite launches enable high margin data revenue streams, a key step on path to profitability.

High Visibility Revenue

- Recurring subscription revenue
- Incremental growth from growing customer base

High Margin Proprietary Data

- Unit economics of satellites yields high margin low-cost data
- White-label analytics delivered at high incremental margins

Strong Operating Leverage

- Fixed operating costs provide significant leverage and scale
- High margin revenue expected to drive profit

Efficient Constellation

- Low-cost satellites benefit from longer life and decreasing launch and on-orbit costs
- Multi-mission constellation with vertical integration = efficient CAPEX
- Incremental growth from growing customer base

Data Monetization

- Direct
- Data Aggregator
- Data Exchange/Marketplace
- Data Commerce Platform
- Collect Once, Sell Many

Industry Differentiators

Multi-Mission

A multi-mission satellite for a multi-mission constellation

Cost and Size

LizzieSat™ Microsatellite with ability to integrate propulsion and redundant systems

Heritage & Innovation

Heritage space combined with new innovative space

Vertically Integrated

Vertical integration of production – allows control of time to launch with multiple customer insertion points

Space Proven

Use of space-proven COTS reduces risk and reduces production cycle to 12 months

Licensing

Spectrum license approved in 2021, NOAA license experience

SIDUS SPACE®

BRINGING SPACE DOWN TO EARTH™